      As Filed with the Securities and Exchange Commission on May 22, 1996
                                                     Registration No. 333-_____
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                              EXPRESS SCRIPTS, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               43-1420563
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

                              14000 Riverport Drive
                        Maryland Heights, Missouri 63043
   (Address, including zip code, of registrant's principal executive offices)


       AMENDED AND RESTATED  1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
- -------------------------------------------------------------------------------
                            (Full Title of the Plan)

                                 Barrett A. Toan
                      President and Chief Executive Officer
                              Express Scripts, Inc.
                              14000 Riverport Drive
                        Maryland Heights, Missouri 63043
                                 (314) 770-1666
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                                       CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                Proposed Maximum   Proposed Maximum
     Title of Securities          Amount         Offering Price        Aggregate             Amount of
      to be Registered       to be Registered    Per Share <F1>   Offering Price <F1>  Registration Fee <F1>
- --------------------------  ------------------  ----------------  -------------------  ---------------------

Class A Common Stock,
  par value $.01            94,000 Shares <F2>        $46.75            $4,394,500            $1,515.34
============================================================================================================

                                                                                                  (Continued)

<F1>     Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee.
         Proposed maximum offering price represents the average high and low reported market prices of the
         Registrant's Class A Common Stock on May 20, 1996 with respect to securities for which options have not been granted.

<F2>     This Registration Statement also covers such additional shares of Class A Common Stock as may be issuable pursuant to antidilution provisions.



This Registration Statement registers additional securities of the same class as other securities for which a registration statement on this form relating to the same employee benefit plan is effective. Consequently, pursuant to General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 filed by Express Scripts, Inc. (the "Company") on June 10, 1993, Registration No. 33-64094 are incorporated by reference into this Registration Statement.

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
                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maryland Heights, State of Missouri, on May 22, 1996.

                                          EXPRESS SCRIPTS, INC.

                                          By: /s/ Barrett A. Toan
                                              ---------------------------------
                                              Barrett A. Toan, President
                                              and Chief Executive Officer


                                POWER OF ATTORNEY

    Each person whose signature appears below hereby constitutes and appoints Barrett A. Toan, Stuart L. Bascomb, Thomas M. Boudreau and Jeannette L. Austin and each of them (with full power to each of them to act alone), his or her true and lawful attorneys in fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Name                              Title                   Date
- ------------------------------  ---------------------------------  ------------

/s/ Barrett A. Toan             President, Chief Executive         May 22, 1996
- ------------------------------  Officer and Director
Barrett A. Toan

/s/ Stuart L. Bascomb           Executive View President and       May 22, 1996
- ------------------------------  Chief Financial Officer
Stuart L. Bascomb               (Principal Financial Officer)

/s/ Joseph W. Plum              Controller                         May 22, 1996
- ------------------------------  (Principal Accounting Officer)
Joseph W. Plum

/s/ Bernard N. Del Bello        Director                           May 22, 1996
- ------------------------------
Bernard N. Del Bello

             Name                              Title                   Date
- ------------------------------  ---------------------------------  ------------

/s/ Lee M. Gammill, Jr.         Director                           May 22, 1996
- ------------------------------
Lee M. Gammill, Jr.

/s/ Richard M. Kernan, Jr.      Director                           May 22, 1996
- ------------------------------
Richard M. Kernan, Jr.

/s/ Richard A. Norling          Director                           May 22, 1996
- ------------------------------
Richard A. Norling

/s/ Frederick J. Sievert        Director                           May 22, 1996
- ------------------------------
Frederick J. Sievert

/s/ Stephen N. Steinig          Director                           May 22, 1996
- ------------------------------
Stephen N. Steinig

/s/ Seymour Sternberg           Director                           May 22, 1996
- ------------------------------
Seymour Sternberg

/s/ Howard L. Waltman           Director                           May 22, 1996
- ------------------------------
Howard L. Waltman

/s/ Norman Zachary              Director                           May 22, 1996
- ------------------------------
Norman Zachary

                              EXPRESS SCRIPTS, INC.

                                  EXHIBIT INDEX
Exhibit Number   Description
- --------------   --------------------------------------------------------------

     5.1 Opinion of Thomas M. Boudreau, Esq., Senior Vice President, General Counsel and Corporate Secretary of the Company

    23.1         Consent of Price Waterhouse LLP

    23.2         Consent of Counsel to Express Scripts, Inc. (included in
                 Exhibit 5.1)

    24.1         Power of Attorney (included in Signature Page)